================================================================================

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            MMA PRAXIS MUTUAL FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                            MMA PRAXIS MUTUAL FUNDS
                         MMA PRAXIS INTERNATIONAL FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                    TO BE HELD AUGUST 17, 1998 AT 8:30 A.M.

     A Special Meeting of the Shareholders of MMA Praxis International Fund (the "Fund"), a separate series of MMA Praxis Mutual Funds (the "Trust") will be held at the offices of the Fund's administrator, BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 on August 17, 1998 at 8:30 a.m. Eastern Time, or at such adjourned time as may be necessary to vote for the following purpose (the "Meeting"):

PROPOSAL 1. TO APPROVE A NEW SUB-INVESTMENT ADVISORY AGREEMENT FOR THE FUND.

     Shareholders may also vote on such other business as may properly come before the Meeting. Shareholders of record of the Fund at the close of business on June 10, 1998 (the "Record Date") will be entitled to vote at the Meeting. Each share of the Fund is entitled to one vote and fractional shares have pro-rata voting rights.

     The Board of Trustees of the Trust unanimously recommends that shareholders of the Fund vote in favor of the proposal.

     We urge you to sign, date and return your proxy in the enclosed addressed envelope, which requires no postage and is intended for your convenience. Your prompt return of your proxy or proxies may save the necessity and expense of further solicitations to ensure a quorum at the Meeting. You may vote your shares in person at the Meeting.

                                              By Order of the Board of Trustees

                                              LOGO

                                              George L. Stevens
                                              Secretary
Columbus, Ohio
July 7, 1998

                                PROXY STATEMENT

                            MMA PRAXIS MUTUAL FUNDS
                         MMA PRAXIS INTERNATIONAL FUND

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                        SPECIAL MEETING OF SHAREHOLDERS

                    TO BE HELD AUGUST 17, 1998 AT 8:30 A.M.

     This Proxy Statement and enclosed form of proxy are furnished in connection with the solicitation of proxies by and on behalf of the Trustees of the Fund to be used at a Special Meeting of Shareholders of the Fund to be held at the offices of the Fund's administrator, BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, 43219, on August 17, 1998, at 8:30 a.m. Eastern Time or at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice.

     This Proxy Statement and the form of proxy are being mailed to shareholders on or about July 7, 1998. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund at the principal executive office of the Fund) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR each proposal referred to in the proxy statement.

     Holders of record of the shares of beneficial interest of the Fund at the close of business on June 10, 1998 (the "Record Date") will be entitled to one vote per share and fractional shares have pro-rata voting rights.

     A copy of the Fund's most recent annual report is available upon request and without charge by calling the Fund at (800) 9-PRAXIS at its principal executive office, 3435 Stelzer Road, Columbus, Ohio 43219.

     MMA Capital Management, 1110 North Main Street, Goshen, Indiana 46528 ("MMA"), currently serves as investment adviser to the Fund. BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, currently serves as administrator and distributor for the Fund.

                                   PROPOSAL 1

                               APPROVAL OF A NEW
                       SUB-INVESTMENT ADVISORY AGREEMENT

     Oechsle International Advisors, L.P. ("Oechsle LP") currently acts as sub-adviser to the Fund pursuant to a Sub-Investment Advisory Agreement (the "Current Agreement") dated April 1, 1997 (the "Current Agreement"). It is proposed that a new Sub-Investment Advisory Agreement (the "New Agreement") be entered into effective at the time of the reorganization and recapitalization of Oechsle LP that is described below (the "Transaction"). A form of the New Agreement is attached hereto as Exhibit A. The New Agreement will be substantially the same as the Current Agreement, except that (1) the New Agreement will be dated as of the date of the Transaction and (2) Oechsle International Advisors, LLC ("Oechsle LLC"), rather than Oechsle LP, will be a party to the New Agreement. Effective at the time of the Transaction, Oechsle LP is being reorganized into Oechsle LLC, and thereafter Oechsle LLC will conduct the business that Oechsle LP conducted prior to that time. Oechsle LP and Oechsle LLC are sometimes collectively referred to below as "Oechsle."

     The New Agreement is being proposed because, under the Investment Company Act of 1940 (the "1940 Act"), the Transaction could be regarded as involving an "assignment" of the Current Agreement. The 1940 Act generally provides that an investment advisory or sub-advisory agreement relating to a mutual fund automatically terminates upon its "assignment." The New Agreement is being proposed in order to ensure that Oechsle LLC can act as the Fund's sub-adviser beginning at the time of the Transaction. At a meeting held on May 19, 1998, the Board of Trustees of the Fund reviewed the terms and conditions of the New Agreement and approved its adoption. At this meeting the Board also recommended that the New Agreement be submitted to the Shareholders of the Fund for their approval and the Trustees recommend that shareholders approve the adoption of the New Agreement.

     The New Agreement and the Transaction will not result in any changes in the scope of the services received by the Fund, the portfolio management staff at Oechsle that is involved in managing the Fund's portfolio, the Fund's advisory or sub-advisory fee rates or any other expenses paid by the Fund. All costs associated with this Proxy Statement and the solicitation of shareholder votes are being paid by Oechsle.

     Current Structure of Oechsle. Oechsle LP is a Delaware limited partnership. Its sole general partner is Oechsle Group, L.P., a Delaware limited partnership ("Group LP"). Walter Oechsle, as Managing General Partner of Group LP, is the chief executive officer of Oechsle LP and Group LP. In addition to Mr. Oechsle, the following persons are general partners of Group LP: S. Dewey Keesler, Jr.,
L. Sean Roche, Stephen P. Langer, Steven H. Schaefer, Warren Walker and Andrew
S. Parlin. The principal occupation of all of the general partners of Group LP is as a partner of Group LP and officer of Oechsle LP. The address of Oechsle LP, Group LP and each general partner of Group LP is One International Place, Boston, Massachusetts 02110.

     Oechsle LP was established in 1986 and specializes in international investment management. Oechsle LP maintains offices in Boston, London, Tokyo and Frankfurt, Germany and currently has approximately $12 billion in assets under management.

     Dresdner Asset Management (U.S.A.) Corporation ("DAMCO") currently owns a majority limited partnership interest in Oechsle LP. DAMCO is a wholly-owned subsidiary of Dresdner Bank

AG. DAMCO's address is 75 Wall Street, New York, New York 10005. The address of Dresdner Bank AG is Jurgen-Ponto-Platz 1 60301, Frankfurt am Main, Germany.

     Certain Ownership Changes Effected by the Transaction. As part of the Transaction, Oechsle LP will be reorganized into Oechsle LLC, which will thereafter conduct the business that Oechsle LP conducted prior to that time. Also as part of the Transaction, (1) the seven general partners of Group LP will approximately double their current collective ownership interest in Oechsle, (2) Dresdner Bank AG will sell the stock of DAMCO to Fleet Financial Group, Inc. ("Fleet"), which will thereafter hold approximately a 35% (on a fully diluted basis) interest in Oechsle, which will not constitute voting securities, and Dresdner will no longer hold any interest in Oechsle.

     Structure Following the Transaction. Oechsle LLC is a Delaware limited liability company. Its Member Manager will be Oechsle Group, LLC, a Delaware limited liability company ("Group LLC") which will own approximately a 44% (on a fully diluted basis) interest in Oechsle LLC. The seven current general partners of Group LP will collectively own approximately an 89% interest in Group LLC. The management, policies and control of Oechsle LLC will, subject to certain limitations, be vested exclusively in Group LLC. Day-to-day management of Oechsle LLC will be exercised by the Management Committee of Group LLC, which will consist of Messrs. Keesler, Roche, Langer, Walker, and Parlin.

     The address of Oechsle LLC and Group LLC is One International Place, Boston, Massachusetts 02110. The address of Fleet is One Federal Street, Boston, Massachusetts 02110.

     Information About The Current Agreement. The Fund pays MMA an investment advisory fee under the Current Agreement at an annual rate of 0.90% of the Fund's average daily net assets and MMA in turn pays Oechsle LP a sub-investment advisory fee at an annual rate of 0.50% of the Fund's average daily net assets. These fee rates will not change as a result of the Transaction. For the period from April 1, 1997 (commencement of operations of the Fund) through December 31, 1997, Oechsle LP earned sub-investment advisory fees of $45,436. The Current Agreement, which is dated April 1, 1997, was last submitted to the Fund's then outstanding shareholder on April 1, 1997 as part of the necessary initial shareholder approval of the Current Agreement in connection with the Fund's commencement of operations.

     Oechsle LP currently serves as sub-adviser to the following investment companies that have investment objectives that are similar to the Fund's investment objective:

                                            TOTAL ASSETS AS              INVESTMENT
                                           OF MARCH 31, 1998          ADVISORY FEE RATE
                                           -----------------          -----------------
The International Stock Portfolio of          $11 million       0.54% of the Fund's average
The AAL Variable Product Series                                 daily net assets for the
                                                                first $20 million of net
                                                                assets; 0.45% of average
                                                                daily net assets between $20
                                                                million and $50 million and
                                                                0.36% of average daily net
                                                                assets exceeding $50 million.

The International Equity Fund of the         $384 million       0.40% of the Fund's average
Galaxy Funds                                                    daily net assets for the
                                                                first $50 million of net
                                                                assets and 0.35% of average
                                                                daily net assets exceeding
                                                                $50 million.

The Jamestown International Equity Fund       $42 million       0.50% of the Fund's average
of the Williamsburg Investment Trust                            daily net assets.

The International Fund of the Frank          $209 million       0.40% of the Fund's average
Russell Investment Company                                      daily net assets for the
                                                                first $50 million of net
                                                                assets; 0.35% of average
                                                                daily net assets between $50
                                                                million and $650 million and
                                                                0.30% of average daily net
                                                                assets exceeding $650
                                                                million.

The International Securities Fund of         $178 million       0.40% of the Fund's average
the Frank Russell Investment Company                            daily net assets for the
                                                                first $50 million of net
                                                                assets; 0.35% of average
                                                                daily net assets between $50
                                                                million and $650 million and
                                                                0.30% of average daily net
                                                                assets exceeding $650
                                                                million.

The International Equity Investments         $626 million       0.40% of the Fund's average
Portfolio of the Consulting Group                               daily net assets.
Capital Markets Funds

     Other. Consummation of the Transaction is subject to the satisfaction of a number of conditions. It is currently expected that the Transaction will be effected on or about October 1, 1998.

     The Trustees' Considerations and Recommendations. In approving the New Agreement and determining to submit it to shareholders for approval, the Trustees concluded that the compensation to be paid to Oechsle LLC under the New Agreement is fair and reasonable. In making this determination, the Trustees considered several factors. The factors considered by the Trustees included: (1) the sub-investment advisory fees payable under the Current Agreement and those payable under the New Agreement and the fact that the sub-investment advisory fees are not proposed to be changed under the New Agreement; (2) the nature, quality and extent of the services as currently provided by Oechsle LP to the Fund and as to be provided by Oechsle LLC under the New Agreement; (3) the fees charged by investment managers operating funds with similar investment objectives; and (4) the fact that Oechsle LP has represented to the Board that it does not anticipate any change in the personnel serving the Fund or any interruption in the services provided to the Fund as a result of the Transaction. Thus, the Trustees unanimously concluded that the New Agreement was in the best interests of the Fund and its shareholders.

REQUIRED VOTE

     The approval of the New Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities, which for these purposes means the vote (i) of 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

     In the event that the New Agreement is not approved by the shareholders of the Fund, the Trustees will consider what other action is appropriate based upon their determination of the best interests of the shareholders of the Fund.

     THE BOARD OF TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW SUB-INVESTMENT ADVISORY AGREEMENT, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                               OTHER INFORMATION

SHARE OWNERSHIP OF THE FUND

     The following table sets forth the information concerning beneficial ownership, as of the Record Date, of the Fund's shares by each person who beneficially owns more than five percent of the voting securities of the Fund:

                                                                       PERCENTAGE OF OUTSTANDING
  NAME AND ADDRESS OF SHAREHOLDER      SHARES BENEFICIALLY OWNED(1)          SHARES OWNED
  -------------------------------      ----------------------------          ------------
Mennonite Mutual Aid Association                 210,000                         10.8%
P.O. Box 483
Goshen, Indiana 46527
The Mennonite Foundation, Inc.                   103,316                         5.3%
P.O. Box 483
Goshen, Indiana 46527
Mennonite Retirement Trust                       616,618                         31.7%
P.O. Box 483
Goshen, Indiana 46527

---------------
(1) Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934.

MANNER OF VOTING PROXIES

     All proxies received by the Fund will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR Proposal 1.

     Management knows of no other matters to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is Management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

     Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or more proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes will have the same effect as a negative vote on issues requiring the affirmative vote of a specified portion of the Fund's outstanding shares, but will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

     In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of Proposal 1 set forth in the Notice of Meeting have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such item. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those proxies required to be voted against any such item against any such adjournment.

SUBMISSION OF CERTAIN PROPOSALS

     Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Fund by a reasonable time prior to the Fund's solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a Shareholder meeting.

ADDITIONAL INFORMATION

     The expense of the preparation, printing and mailing of the enclosed form of proxy, this Notice and Proxy Statement and other expenses relating to the Meeting will be borne by Oechsle. To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, facsimile or interview by officers of the Fund and/or employees of Oechsle and MMA.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

July 7, 1998

                                                                       EXHIBIT A

                       SUB-INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this   day of           , 1998, between Menno Insurance
Service, Inc., dba MMA Capital Management (the "Adviser"), and Oechsle International Advisors LLC (the "Sub-Adviser").

     WHEREAS, MMA Praxis Mutual Funds (the "Trust") is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, MMA Praxis International Fund (the "Fund") is a separate investment series of the Trust; and

     WHEREAS, the Adviser has been appointed investment adviser to the Fund; and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and the Sub-Adviser is willing to do so; and

     WHEREAS, the Adviser and the Sub-Adviser are each duly registered with the Securities and Exchange Commission as investment advisers and their respective registrations are current and in good order; and

     WHEREAS, the Board of Trustees of the Trust and the Fund's shareholders have approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. SUB-ADVISORY SERVICES. Subject to the supervision of the Trust's Board of Trustees, the Sub-Adviser shall assist the Adviser in providing a continuous investment program with respect to the Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. the Sub-Adviser may, subject to the Adviser's review, determine the securities and investments to be purchased, sold or retained by the Fund, and the Sub-Adviser may place orders directly with the issuer or any broker or dealer for such securities and investments. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's prospectus and Statement of Additional Information and resolutions of the Trust's Board of Trustees applicable to the Fund. Sub-Adviser shall have authority to enter into and execute agreements on behalf of the Fund relating to the acquisition or disposition of investment assets and the execution of portfolio transactions pursuant to Sub-Adviser's management of the Fund under this Agreement. Such agreements may include foreign exchange contracts and other transactional agreements. Nothing contained herein, however, shall be deemed to authorize Sub-Adviser to take or receive physical possession of any cash or securities held in the Fund, it being intended that sole responsibility for safekeeping thereof (in such investments as Sub-Adviser shall direct) and the consummation of all such purchases, sales, deliveries, and investments made pursuant to Sub-Adviser's direction shall rest upon the Custodian. The Sub-Adviser warrants that all actions taken in the exercise of the power herein granted to the Sub-Adviser will be taken solely and exclusively for the benefit of the Fund.

     Without limiting the generality of the foregoing, Sub-Adviser further agrees that it:

     (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

     (b) will conform with all applicable Rules and Regulations of the Commission under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser;

     (c) will place or cause to be placed orders for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation and to the extent permitted by the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to BISYS Fund Services, the Investment Adviser, the Sub-Adviser or any affiliated person of the Trust, BISYS Fund Services, the Sub-Adviser or the Investment Adviser, except to the extent permitted by the 1940 Act and the Commission. Any action taken for the purpose of this Agreement by the Adviser and/or the Fund, at the discretion of either or both, with regard to the placement of securities transactions shall be the Adviser's and the Fund's sole liability and responsibility, including the performance of any broker. The Sub-Adviser may use one or more of its affiliates, or other parties related to the Sub-Adviser, as brokers for effecting securities transactions for the Fund, and pay, on behalf of the Fund, fair and reasonable brokerage commissions therefor, but only in accordance with procedures adopted by the Fund pursuant to Rule 17e-1. The Sub-Adviser may purchase or sell (or recommend the purchase or sale) for the Fund any security (including securities of the same class as those underwritten or other securities of the same or related issuer) for which any affiliate of the Sub-Adviser, acts as (1) an underwriter (either as lead underwriter or syndicate member), both during the pendency of any underwriting or selling syndicate and thereafter (including, without limitation, during a period of 60 days after the termination of an underwriting or selling syndicate) or (2) a market maker, provided that such security is purchased from a non-affiliated party;

     (d) will maintain or cause to be maintained all books and records with respect to the securities transactions of the Fund and will furnish the Trust's Board of Trustees with such periodic and special reports as the Board may request; and

     (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Fund and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, or as required by applicable law, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     3. SERVICES NOT EXCLUSIVE. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their clients which may differ from advice given, or the timing or nature of action taken, with respect to the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale for the Fund any security or other property which the Sub-Adviser or its affiliates may purchase or sell for their own account or for the account of any other client, if in the Sub-Adviser's sole discretion, such action or such recommendation is undesirable or impractical for the Fund. Nothing in this Agreement shall limit or restrict the Sub-Adviser or its affiliates from trading for their own account. The Sub-Adviser and its affiliates or other clients may have or trade in investments which are at the same time being traded for the Fund. The Sub-Adviser shall have no obligation to acquire for the Fund a position which the Sub-Adviser or its affiliates may acquire for their own or the account of another client, so long as it continues to be the policy and practice of the Sub-Adviser not to favor or disfavor any client or class of clients in the allocation of investment opportunities.

     4. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

     5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities' commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

     6. COMPENSATION. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable monthly, calculated at the annual rate of 0.50% of the Fund's average daily net assets.

     7. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the undersigned may have under any federal and state securities laws.

     8. DURATION AND TERMINATION. Unless sooner terminated, this Agreement shall
continue until           , 19  , and thereafter shall continue automatically for
successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on 60 days' notice, by the Adviser, the Sub-Adviser or by the Trust's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     9. SUB-ADVISER'S REPRESENTATIONS. The Sub-Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

     10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     11. GOVERNING LAW. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Delaware.

     12. NOTICES. All notices, instructions, or advice permitted or required under this Agreement shall be deemed to have been properly given if sent by registered U.S. Mail, first class postage prepaid, return receipt requested, or by overnight courier, all addressed as follows:

          If to the Fund:

          Attention: John Liechty
          MMA
          1110 N. Main St.
          Goshen, IN 46526
          Fax Number: 219-534-4381

          If to the Sub-Adviser:

          OECHSLE INTERNATIONAL ADVISORS LLC
          James MacMillan
          One International Place
          23rd Floor
          Boston, Massachusetts 02110

     13. The Fund and the Adviser acknowledge receipt of the Sub-Adviser's Form ADV, Part II, at least 48 hours in advance of entering into this Agreement.

     14. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be effective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement in any other jurisdiction.

     15. The Sub-Adviser agrees that it will notify the Adviser and the Fund promptly of any change in its Member Manager and its membership.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                              MENNO INSURANCE SERVICE, INC.
                                              dba MMA CAPITAL MANAGEMENT

                                              By:

                                                --------------------------------

                                              Name:

                                                  ------------------------------

                                              Title:

                                                 -------------------------------

                                              OECHSLE INTERNATIONAL
                                              ADVISORS LLC

                                              By:

                                                --------------------------------

                                              Name:

                                                  ------------------------------

                                              Title:

                                                 -------------------------------

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

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      PROXY

            MMA PRAXIS INTERNATIONAL FUND OF MMA PRAXIS MUTUAL FUNDS

                         SPECIAL MEETING OF SHAREHOLDERS

                                 August 17, 1998


         The undersigned hereby appoints George Stevens and Patricia Bingham and each of them, his attorneys and proxies with full power of substitution to vote and act with respect to all shares of MMA Praxis International Fund (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 8:30 a.m., Eastern Time, on August 17, 1998, at the offices of the Fund's administrator, BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

1.   Approval of a new Sub-Investment Advisory Agreement for the Fund.

            [  ] FOR           [  ] AGAINST         [  ] ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


         Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.


                                Dated                            , 1998
                                     ---------------------------


                                -------------------------------------
                                Name of Shareholder(s) -- Please print or type


                                -------------------------------------
                                Signature(s) of Shareholder(s)


                                -------------------------------------
                                Signature(s) of Shareholder(s)


This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN

                       THE ENCLOSED POSTAGE-PAID ENVELOPE.